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                                                                   EXHIBIT 10.18

                               October 16, 2001

HomeSeekers.com, Incorporated
6490 S. McCarran Blvd., Suite D-28
Reno, Nevada 89508
Attn: Board of Directors


Gentlemen:

        For personal reasons I hereby tender my resignation as Chairman of the Board of Directors and as a director of HomeSeekers.com, Incorporated effective October 17, 2001.

                                        Sincerely,


                                        /S/ JOSEPH HARKER

                                        Joseph Harker


15800 Dooley Road, Suite 170
Addison, Texas 75001